                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     SG COWEN INTERMEDIATE FIXED INCOME FUND
                       SG COWEN GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                     SG COWEN INTERMEDIATE FIXED INCOME FUND
                       SG COWEN GOVERNMENT SECURITIES FUND
                              560 Lexington Avenue
                            New York, New York 10022


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                November 20, 2001



Dear Shareholders:

     A special meeting of the shareholders of the SG Cowen Intermediate Fixed Income Fund and the SG Cowen Government Securities Fund (each a "Fund," and collectively, the "Funds") will be held on Tuesday, November 20, 2001 at 2:00 p.m., Eastern Time at the offices of the Fund, 560 Lexington Avenue, New York, New York 10022, for the following purposes:

     (1) To approve or disapprove the Plan of Dissolution, Liquidation and Termination of the Funds (collectively, the "Plan"), which Plan was unanimously approved at a meeting of the Board of Directors (the "Board") of SG Cowen Funds, Inc., of which each Fund is a series, held on September 24, 2001; and

     (2) To transact such other business as may properly come before the meeting.

     The Board has unanimously determined that a complete liquidation is in the best interests of the Funds and their shareholders. The Funds collectively have approximately $[ ___ ] in net assets, and the Board has concluded that the continued operation of the Funds at this size is not economically feasible or in the best interests of the Funds or their shareholders.

     We strongly urge you to approve the Plan at this time. Subject to receipt of the requisite shareholder approval, shareholders remaining in the Funds will receive a liquidation distribution, in cash, on or about November 30, 2001.

     You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Funds at the close of business on October 11, 2001, even if you no longer own shares of the Funds. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, after reading the enclosed material, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope.

                                    By Order of the Board of Directors,


                                    -----------------------------------
                                    Rodd M. Baxter
                                    Secretary

     The Funds will furnish, without charge, copies of their most recent Annual and Semi-Annual Reports to a shareholder upon request. Any such request should be directed to the Fund by calling (877) 293-7298 or by writing to SG Cowen Intermediate Fixed Income Fund or SG Cowen Government Securities Fund, 560 Lexington Avenue, New York, New York 10022.

     In order to avoid the additional expense of further solicitation, we ask that you mail your proxy promptly no matter how many shares you own or if you no longer own shares of the Funds.

                             YOUR VOTE IS IMPORTANT.

                     SG COWEN INTERMEDIATE FIXED INCOME FUND
                       SG COWEN GOVERNMENT SECURITIES FUND
                              560 Lexington Avenue
                            New York, New York 10022

                                -----------------
                                 PROXY STATEMENT
                                -----------------

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                November 20, 2001
                  ---------------------------------------------

     This document is a proxy statement for the SG Cowen Intermediate Fixed Income Fund ("IFIF") and the SG Cowen Government Securities Fund ("GSF," each a "Fund," and collectively, the "Funds"), open-end investment companies having three classes of common stock, Class A shares, Class B shares and Class I shares. This proxy statement, which will be mailed to the Funds' shareholders on or about [ ], 2001, is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SG Cowen Funds, Inc. (the "Company"), of which each Fund is a series, to be used at the Funds' Special Meeting of Shareholders and at any adjournments thereof (the "Meeting"). The Meeting will be held on Tuesday, November 20, 2001 at 2:00 p.m., Eastern Time at the offices of the Funds, 560 Lexington Avenue, New York, New York 10022, for the purposes set forth in the Funds' Notice of Special Meeting.

     The cost of the Meeting and the solicitation of proxies will be paid by SG Cowen Asset Management, Inc., the Funds' investment manager ("SGCAM"). The principal solicitation of proxies will be by the mailing of this proxy statement, but proxies may also be solicited in person by representatives of the particular Fund and regular employees of SGCAM or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

     The persons named on the proxy card of the Funds will vote in accordance with the directions indicated thereon if your proxy card is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR the proposal set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but as shares which have not voted. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposal. Proxies may be revoked at any time prior to their exercise by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

     Copies of the Funds' most recent Semi-Annual Reports for the six months ended May 31, 2001, which include unaudited financial statements, and the Funds' Annual Reports for the year ended November 30, 2000, which include audited financial statements, have heretofore been mailed to each of the shareholders of the Funds. The Funds will furnish without charge additional copies of their Semi-Annual Report and Annual Report to any shareholders of the Funds who request them by calling (877) 293-7298. These reports do not form any part of the proxy solicitation material.

     The affirmative vote of shareholders holding a majority of the voting securities of the Fund outstanding at the close of business on October 11, 2001 (the "Record Date"), voting in the aggregate without regard to class, in person or by proxy, is required for approval of the liquidation of the assets and dissolution of the Fund pursuant to the provisions of the Form of the Plan of Dissolution, Liquidation and Termination (collectively, the "Plan") as set forth in Exhibit A hereto.

     At the Meeting, the presence in person or by proxy of shareholders of the Fund entitled to cast at least one-third of the votes entitled to be cast, in the aggregate without regard to class, shall constitute a quorum for the transaction of business. In the event a quorum is not present, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies by the Fund may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy.

     Shareholders of record at the close of business on the Record Date are entitled and encouraged to vote at the Meeting, even if they sold their Fund shares after the Record Date.

     Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate fractional share of one vote. As of the Record Date, IFIF had outstanding ________ Class A shares, _______ Class B shares and ________ Class I shares. GSF had outstanding ________ Class A shares, 0 Class B shares and ________ Class I shares. The persons who owned more than 5% of any class of the Funds' outstanding shares as of the Record Date to the knowledge of the Funds, are set forth in Exhibit B hereto.



                        PROPOSAL TO LIQUIDATE THE ASSETS
                         AND DISSOLVE THE FUNDS PURSUANT
                        TO THE PROVISIONS OF THE PLAN OF
                    DISSOLUTION, LIQUIDATION AND TERMINATION

The Liquidation in General
--------------------------

     The Company proposes to liquidate the assets and dissolve the Funds pursuant to the provisions of the Plan as approved by the Board on September 24, 2001, when the Board determined that an orderly liquidation of the Funds' assets was in the best interests of the Funds and their shareholders. The Plan provides for the complete liquidation of all of the assets of the Funds. If the Plan is approved by the requisite shareholder vote, SGCAM will undertake to liquidate the particular Fund's assets at market prices and on such terms and conditions as SGCAM shall determine to be reasonable and in the best interests of the Fund and its shareholders.

     In the event the Plan is not approved by the requisite shareholder vote, the Board will consider other appropriate action.

Reasons for the Liquidation
---------------------------

     The Funds are series of the Company, an open-end, diversified management investment company organized as a Maryland corporation on June 26, 1986. On July 1, 1998, the names of the Funds were changed from Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund to SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund, respectively. As of the
Record Date, the collective net assets of the Funds were approximately $[     ].

     At a meeting of the Board held on September 24, 2001, the Board was advised by SGCAM that the continued operation of the Funds was not economically feasible or in the best interests of the Funds or their shareholders considering all relevant factors, including, without limitation:

     1) The Funds' performances have been augmented by voluntary fee waivers and expense reimbursements by SGCAM which are under no obligation to be continued. The Funds' returns without waivers and reimbursements may make the Funds unattractive to new investors.

     2) The Funds have been unable to attain a level of assets that would enable them to absorb all the expenses of their operations and offer a competitive return.

     SGCAM requested that the Board consider the liquidation of the Funds pursuant to the Plan attached to this Proxy Statement as Exhibit A.

     At the September 24, 2001 Board meeting, the Board considered various alternatives for the Funds including merging the Funds with an investment company with a similar investment focus, including a merger with another SG Cowen Fund. SGCAM believes that the merger of the Funds with similar mutual funds would not be a realistic option because of the relatively small amount of assets in the Funds, the expenses associated with a merger and the fact that many shareholders of the Funds may be reasonably expected to redeem their interest either before or in connection with a merger. In addition, SGCAM believes that changing the Funds' investment objectives and strategies does not currently present any special marketing opportunities. Accordingly, SGCAM believes that prompt liquidation is in the best interests of the Funds and their shareholders.

     The Board acknowledged that SGCAM has voluntarily waived its management fees since it assumed investment management responsibilities with respect to the Funds, and, in addition, SGCAM has been reimbursing a substantial part of the Funds' expenses during the same period. The following table illustrates the Funds' total returns both before and after expense reimbursements and fee waivers for the year ended November 30, 2000, exclusive of sales charges:

                              Total Return            Total Return
                              after Expense           before Expense
                              Reimbursements          Reimbursements
                              and Fee Waivers         and Fee Waivers
                              ---------------         ---------------

IFIF:
     Class A shares
     Class B shares
     Class I shares

GSF:
     Class A shares
     Class I shares


The Board recognized that the Funds' manager is under no obligation to continue expense reimbursements and fee waivers and, in the absence thereof, these returns may make the Funds unattractive to new investors. Based upon SGCAM's presentation and recommendation and other relevant factors, the Board concluded that a liquidation of the Funds was in the best interests of the Funds and their shareholders. See "Federal Income Tax Consequences" below.

     The Board, including all of the Directors who are not "interested persons" of the Funds (as that term is defined in the Investment Company Act of 1940, as amended), then unanimously adopted resolutions approving the Plan, declaring the proposed liquidation and dissolution advisable and directing that it be submitted to the shareholders for consideration. In connection with the proposal, SGCAM will bear the costs associated with the liquidation of the Funds.

     The liquidation of the assets and termination of the Funds will have the effect of permitting the shareholders of the Funds to invest the distributions to be received by them upon the liquidation of the Funds in investment vehicles of their own choice.

     In the event that the shareholders of a Fund do not approve the Plan, the Board will consider other appropriate action.

Plan of Dissolution, Liquidation and Termination of the Funds
-------------------------------------------------------------

     The Plan provides for the complete liquidation of all of the assets of the Funds. If the Plan is approved, SGCAM will undertake to liquidate the particular Fund's assets at market prices and on such terms and conditions as SGCAM shall determine to be reasonable and in the best interests of the Fund and its shareholders.

Liquidation Value
-----------------

     If the Plan is adopted by the Funds' shareholders at the Meeting, as soon as practicable after the consummation of the sale of all of the Funds' portfolio securities and the payment of all of the Funds' known liabilities and obligations, each Fund shareholder will receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the Company's registration statement (the "NAV Liquidation Distribution"). Shareholders may also receive previously declared and unpaid dividends and distributions, together with the NAV Distribution, with respect to each of the shareholder's shares of the Funds (the "Liquidation Distribution").

Federal Income Tax Consequences
-------------------------------

     The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution from the Funds pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Funds resulting from their liquidation and dissolution; however, the Funds have not sought a ruling from the Internal Revenue Service (the "Service") with respect to the liquidation of the Funds. This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

     This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, tax-exempt organizations, non-resident aliens or other foreign investors or shareholders holding their shares through tax-advantaged accounts. This summary also does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the Liquidation Distribution as discussed herein. The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by shareholders.

     As discussed above, pursuant to the Plan, the Funds will sell their assets, distribute the proceeds to their shareholders and dissolve. The Funds anticipate that they will retain their qualification as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, will not be taxed on any of their net income from the sale of their assets.

     For federal income tax purposes, a shareholder's receipt of the NAV Liquidation Distribution will be a taxable event in which the shareholder will be viewed as having sold its shares of the Funds in exchange for an amount equal to the NAV Liquidation Distribution that it receives. Each shareholder will recognize gain or loss measured by the difference between the adjusted tax basis in its shares and the aggregate NAV Liquidation Distribution received from the Funds. If the shares are held as a capital asset, the gain or loss will be characterized as a capital gain or loss. Generally, a capital gain or loss attributable to shares held for more than one year will constitute a long-term capital gain or loss, while a capital gain or loss attributable to shares held for not more than one year will constitute a short-term capital gain or loss.

     If a shareholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the shareholder may be subject to a 30.5% backup withholding tax with respect to taxable proceeds received as part of the Liquidation Distribution. An individual's taxpayer identification number is his or her social security number. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

Liquidation Distribution
------------------------

     At present, the date on which the Funds will be liquidated and on which they will pay Liquidation Distributions to their shareholders is uncertain, but it is anticipated that if the Plan is adopted by the shareholders such liquidation would occur on or about November 30, 2001 (the "Liquidation Date"). Shareholders holding shares of the Funds as of the close of business on November 29, 2001 will receive their Liquidation Distribution on the Liquidation Date without any further action on their part.

     The right of a shareholder to redeem his or her shares of the Funds at any time has not been impaired by the proposal to liquidate the assets and dissolve the Funds and the adoption of the Plan. Therefore, a shareholder may redeem shares in accordance with redemption procedures set forth in the Funds' current Prospectuses and Statements of Additional Information without the necessity of waiting for the Funds to take any action. The Funds do not impose any redemption charges and any applicable contingent deferred sales charges will be waived.

Conclusion
----------

     The Board unanimously recommends that the shareholders vote FOR the proposed liquidation of assets and dissolution of the Funds pursuant to the provisions of the Plan of Dissolution, Liquidation and Termination.



                                  OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than that set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named as proxies in the accompanying proxy will vote thereon in accordance with their best judgment.



                            * * * * * * * * * * * * *

                              SHAREHOLDER PROPOSALS

     As a general matter, the Funds do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders (assuming that the respective Fund is not liquidated as proposed) should send their written proposals to the Secretary of SG Cowen Funds, Inc., 560 Lexington Avenue, New York, New York 10022. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

It is important that proxies be returned promptly. If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.



                                            By Order of the Board of Directors,


                                            -----------------------------------
                                            Rodd M. Baxter
                                            Secretary

New York, New York
[          ], 2001

                                   PROXY CARD


                     SG COWEN INTERMEDIATE FIXED INCOME FUND
                       SG COWEN GOVERNMENT SECURITIES FUND
                      each a series of SG Cowen Funds, Inc.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby instruct Philip J. Bafundo and Rodd M. Baxter to vote the shares of SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund (each a "Fund," collectively, the "Funds"), each a series of SG Cowen Funds, Inc., as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Funds (the "Meeting") to be held on Tuesday, November 20, 2001 at 2:00 p.m., Eastern Time at the offices of the Funds, 560 Lexington Avenue, New York, New York 10022, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given
by me. I acknowledge receipt of the Proxy Statement dated [             ], 2001.
This proxy will be voted as specified. If no specification is made, this proxy will be voted "for" the Proposal.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.



                                                  [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                           .

      VOTE THIS PROXY CARD TODAY!           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
     YOUR PROMPT RESPONSE WILL SAVE                     VOTE FOR THE PROPOSAL.
  THE EXPENSE OF ADDITIONAL MAILINGS

This proxy, if properly executed,                                                            For    Against    Abstain
         will be voted in                 1)    Proposal to liquidate and dissolve the       [ ]      [ ]        [ ]
   this manner directed by the                  Fund pursuant to the provisions of
     undersigned shareholder.                   the Plan of Dissolution, Liquidation
  IF NO DIRECTION IS MADE, THIS                 and Termination.
            PROXY WILL
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.

                                          2)    The transaction of such other
                                                business as may properly come before
                                                the Meeting or any adjournments
                                                thereof.
RECORD DATE SHARES:


Please be sure to sign and date
this Proxy.                               Date


Shareholder sign here                     Co-owner sign here:


-------------------                       -------------------

DETACH CARD


                                                                       EXHIBIT A
                                                                       ---------

                                  FORM OF PLAN
                   OF DISSOLUTION, LIQUIDATION AND TERMINATION

     SG Cowen Funds, Inc. (the "Company"), a Maryland corporation, shall proceed to a complete liquidation of [SG Cowen Intermediate Fixed Income Fund/SG Cowen Government Securities Fund], a series of the Company (the "Fund"), according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the "Plan"). The Plan has been approved by the Board of Directors of the Company (the "Board") as being advisable and in the best interests of the Fund and its shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund (each a "Shareholder" and, collectively, the "Shareholders"), voting in the aggregate without regard to class, for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon Shareholder approval of the Plan, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the "MGCL") and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

     1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Shareholders.

     2. Liquidation and Distribution of Assets. As soon as practicable after the Effective Date and by November 30, 2001 (the "Liquidation Period"), or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Fund and the Fund's investment manager, SG Cowen Asset Management, Inc. ("SGCAM"), shall have the authority to engage in such transactions as may be appropriate for the Fund's liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

     3. Provisions for Liabilities. The Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

     4. Distribution to Shareholders. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to its shareholders of record as of the close of business on November 29, 2001 all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books.

     Notwithstanding the adoption of the Plan and the commencement of transactions appropriate for the liquidation and dissolution of the Fund, the right of a Shareholder to redeem his or her shares will not be impaired and may be exercised at his or her discretion. Therefore, a Shareholder may redeem shares in accordance with the redemption procedures set forth in the Fund's current Prospectus and Statement of Additional Information. The Fund does not impose any redemption charges and any applicable contingent deferred sales charges will be waived.

     5. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the MGCL.

     6. Articles of Dissolution. Subject to shareholder approval, within the Liquidation Period and pursuant to the MGCL, the Fund shall prepare and file Articles of Dissolution (the "Articles") with and for acceptance by the Maryland State Department of Assessments and Taxation.

     7. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the filing of the Articles if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

     8. Powers of Board and Officers. The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code and the MGCL, including, without limitation, filing of a Form N-8F with the Securities and Exchange Commission, withdrawing any state registrations of the Fund and/or its shares, withdrawing any qualification to conduct business in any state in which the Fund is so qualified and the preparation and filing of any tax returns.

     9. Termination of Business Operations. As soon as practicable upon adoption of this Plan, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

     10. Expenses. The expenses of carrying out the terms of this Plan shall be borne by SGCAM, whether or not the liquidation contemplated by this Plan is effected.

                                                                       EXHIBIT B
                                                                       ---------



                     SG Cowen Intermediate Fixed Income Fund

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF A CLASS OF THE FUND
                                 AS OF [ ], 2001

                                    [Update]


                                   Percent of       Percent of      Percent of
                                 Class A Shares   Class B Shares  Class I Shares
Name and Address                   Outstanding      Outstanding     Outstanding
----------------                   -----------      -----------     -----------

Local Union #712 IBEW
217 Sassafras Lane
Bever, PA 15009-1709

Lehman Brothers, Inc.
101 Hudson Street, 31st Floor
Jersey City, NJ  07302-3915

Patricia Simmons Lovejoy
Persimmon Road
Sewickley, CT  15143

Wexford Clearing Services Corp.
FBO Ms. Margaret Clark Huber

Lehman Brothers, Inc.
101 Hudson Street, 31st Floor
Jersey City, NJ  07302-3915

Barbara B. Enfield

Prudential Securities Inc.
FBO Mr. Anthony Capasso and
Mrs. Marie Capasso JT TEN
P.O. Box 196
Northport, NY  11768-0196

Lewco Securities Corp.
34 Exchange Place, 4th Floor
Jersey City, NJ  07302-3885

Lehman Brothers, Inc.
101 Hudson Street, 31st Floor
Jersey City, NJ  07302-3915

                       SG Cowen Government Securities Fund

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF A CLASS OF THE FUND
                                 AS OF [ ], 2001

                                    [Update]



                                   Percent of       Percent of
                                 Class A Shares   Class I Shares
Name and Address                   Outstanding      Outstanding
----------------                   -----------      -----------

Oppenheimer & Co. Inc.
P.O. Box 3484
Church Street Station
New York, New York  10008-3484

Dean Witter
FBO Winifred Pleosofsky TTEE
P.O. Box 250
Church Street Station
New York, New York  10008-0250

Dean Witter
FBO Paul Freehling TTEE
P.O. Box 250
Church Street Station
New York, New York  10008-0250

Lehman Brothers, Inc.
101 Hudson Street, 31st Floor
Jersey City, NJ  07302-3915

National Investor Services
55 Water Street
New York, New York  10041-3299